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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) November 3, 2004

                             PYRAMID BREWERIES, INC.
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             (Exact name of registrant as specified in its charter)

         Washington                     0-27116                  91-1258355
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 (State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
        of incorporation)                                    Identification No.)


                           91 SOUTH ROYAL BROUGHAM WAY
                                SEATTLE, WA 98134
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              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: 206-682-8322


Item 2.02 Results of Operations and Financial Condition

On November 3rd, 2004, Pyramid Breweries Inc. issued a press release relating to its financial results for the three and nine month periods ended September 30, 2004. A copy of such release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Current Report, including the exhibit attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on November 3, 2004.


                                         PYRAMID BREWERIES INC.


                                         By: /s/ James K. Hilger
                                             -----------------------------------

                                             James K. Hilger, Vice President and
                                             Chief Financial Officer

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                             PYRAMID BREWERIES INC.

                                    FORM 8-K

                                INDEX TO EXHIBITS

   Exhibit       Description

    99.1         Press Release dated November 3, 2004 of Pyramid Breweries Inc.

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